TIFF Investment Program, Inc. (TIP)
Supplement dated February 22, 2006 to the SAI dated April 30, 2005

This supplement supersedes the supplement dated August 1, 2005.

Matching Gift Program

On page 10, please insert the following immediately after the section entitled Director Compensation:

Matching Gift Program

Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP independent directors to a variety of tax-exempt charitable organizations, TIP will match only the gift portion of payments to certain charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

TIP will match the first $5,000 of contributions by the independent director each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the independent director each calendar year at a rate of 1:1. Contributions by an independent director, in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each independent director. The minimum contribution that will be matched is $25.

Addition to Short-term Indices

On page 71, please insert the following immediately after the Merrill Lynch 6-month US Treasury Bill Index:

Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points. The Short-Term Fund will utilize, as a supplemental index, the Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points to illustrate how closely the Short-Term Fund is operating in accordance with its mandate (i.e., to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index). The 50 basis point deduction from that index is intended to reflect the impact of operating expenses and trading costs on returns on a portfolio of short-term US government securities.